ASSET PURCHASE AGREEMENT


AGREEMENT  as of this 14th day of  November  1997,  by and  among  ENVIROMETRICS
PRODUCTS COMPANY, a South Carolina corporation with a principal place of business at 9229 University Boulevard, Charleston, South Carolina 29406, Seller (hereinafter "Envirometrics"), Envirometrics, Inc., a Delaware Corporation ("EV") and ZELLWEGER ANALYTICS, INC., a Texas corporation with a principal place of business at 405 Barclay Boulevard, Lincolnshire, Illinois, 60069, Buyer (hereinafter "ZA").

WHEREAS, Envirometrics is in the air monitoring business and has manufactured and sold certain direct read passive air monitors which it no longer desires to manufacture and sell, and owns certain Technology relating to that air monitoring business ("the Business") that it is willing to sell; and

WHEREAS, ZA has agreed to accept certain assets (but not liabilities) of the Business from Envirometrics in conjunction with the settlement of certain claims of ZA against Envirometrics, as more specifically set forth in a Mutual Settlement and Release between the parties executed concurrently herewith ("Releas");

NOW, THEREFORE, in consideration of the foregoing premises and of the terms and conditions set forth infra, Envirometrics and ZA agree as follows:

                                       I.
                           Purchase, Sale and Payment

A. Concurrently with the performance of the parties' other obligations under the Release, at Closing, as hereinafter defined, Envirometrics shall sell to ZA, and ZA shall purchase from Envirometrics, free and clear of all liabilities, claims, obligations, mortgages, pledges, security interests, liens, tax liens and other encumbrances whatsoever ("Encumbrances") the following Technology & Trade Names (the "Asset"):

(1) The ACT Monitoring Card Technology (ACT Card), defined as a direct read colormetric passive air monitor that measures the airborne concentration of certain chemicals, attached as Exhibit A hereto, by changes in the color of proprietary chromophores. Said changes are identified either Qualitatively by visually comparing the chromophore to a printed standard or Quantitatively using an Electronic Reader. Formulations for the chemistries for the compounds outlined in Exhibit A are attached as Exhibit B.

(2) The ACT Monitoring Card System, ACT and design, ACT Monitoring Card, Air-Chem Technologies and ACT Card, and the rights to any trademark, trade name, service mark, copyright or patent relating thereto or used in conjunction therewith.

B. Envirometrics shall deliver to ZA on November 19, 1997, one or more written Instruments of Transfer and Assignment reasonably satisfactory to ZA evidencing Envirometrics' sale to ZA of all of the foregoing assets, free of encumbrances, including the Bill of Sale attached as Exhibit C.

C. In consideration for and conditioned upon delivery of the Instruments of Transfer and Assignment identified in I. B. and the concurrent performance of the parties' obligations under the Release, ZA shall at Closing reduce the unused Prepaid Purchase Deposits that were paid to Envirometrics by ZA under the Master Distributorship Agreement, dated as of January 1, 1996 by $344,849.90. Said consideration is part of the Release defined in Exhibit D.


                                       II.
                                     Closing

Closing ("Closing") of the transactions contemplated by this Agreement shall take place on November 19, 1997 ("Closing Dat") at such time and place as the parties mutually may agree.. The Assets, as itemized supra, shall be delivered and transferred at closing.

                                      III.
             Envirometrics Covenants, Representations and Warranties

Envirometrics covenants, represents and warrants to ZA, which covenants, representations and warranties shall survive the Closing, that:

A. Envirometrics has, and through and/or after the Closing Date will have, good and marketable title to the Assets identified in I.A to be sold and delivered hereunder, free and clear of all Encumbrances, and has the requisite authority to sell and transfer good title to the Assets to ZA.

B. The manufacture and sale of the products of the Business, including the Assets, as heretofore or hereafter manufactured and sold by Envirometrics, to the best of the knowledge of Envirometrics and its shareholders, directors and officers, do not infringe any patent, trademark, service mark, copyright or other proprietary rights of any third party and there are no actual, pending or threatened claims, suits, investigations, lawsuits or other proceedings relating to same.

C. No claims, suits, investigations, lawsuits or other proceedings are pending or threatened by any third parties involving the Assets.

D. No consent by, approval or authorization of, or filing, registration or qualification with, any federal, state or local governmental authority or other person, including any which may be required by any "bulk sal" law, is required for the execution, delivery or performance of this Agreement by Envirometrics or in connection with the consummation of the transactions contemplated hereby by Envirometrics.

E. Envirometrics is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina.

F. Envirometrics has the full corporate power to execute, deliver and perform this Agreement and has taken all action required by law, its certificate of incorporation, its by-laws or otherwise to authorize such execution, delivery and performance of this Agreement and this Agreement is a valid and binding agreement of Envirometrics, enforceable in accordance with its terms.

G.. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not: (1) violate any provision of the certificate of incorporation or by-laws of Envirometrics; (2) violate any provision of, or result in the termination or acceleration of any obligation under any mortgage, note, lien, lease, franchise, license, permit, agreement, instrument or obligation to which Envirometrics is a party or by which Envirometrics is bound; or (3) violate or conflict with any other restriction of any kind or character to which Envirometrics or the Business is subject.

H. No approval, authorization, license, permit or other action or finding by any governmental authority or any third party, shareholder, or board of directors of Envirometrics is required that has not been obtained in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

I. No agent or broker or other persons acting pursuant to authority given by Envirometrics is entitled to any commission or finder's fee in connection with the transaction contemplated by this Agreement.

J. Envirometrics makes no warranties to ZA other than those expressly set forth herein.

                                       IV.
                 ZA's Covenants, Representations and Warranties

ZA covenants, represents and warrants to Envirometrics, which covenants, representations and warranties shall survive the Closing, that:

A. ZA is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

B. ZA has the full corporate power to execute, deliver and perform this Agreement and has taken all action required by law, its certificate of incorporation, its by-laws or otherwise to authorize such execution, delivery and performance of this Agreement and this Agreement is a valid and binding agreement of ZA enforceable in accordance with its terms.

C. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not: (1) violate any provision of the certificate of incorporation or by-laws of ZA; (2) violate any provision of, or result in the termination or acceleration of any obligation under any mortgage, note, lien, franchise, license, permit, agreement, instrument or obligation to which ZA is a party or by which ZA is bound; or (3) violate or conflict with any other restriction of any kind or character to which ZA or the Business is subject.

D. No approval, authorization, license, permit or other action or finding by any governmental authority or any third party, shareholder, or board of directors of ZA is required that has not been obtained in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

E. ZA knows of no pending or threatened government investigation, request for information or action by any third party which would prohibit or prevent or claim damages as a result of this Agreement or the transactions contemplated hereby and there is no litigation pending or threatened to the knowledge of ZA which would affect ZA's ability to perform its obligation hereunder.

F. No agent or broker or other persons acting pursuant to authority given by ZA is entitled to any commission or finder's fee in connection with the transaction contemplated by this Agreement.


                                       V.
                               Sales and Use Taxes

Envirometrics shall be responsible to pay all sales, use and other taxes which are due as a result of the transfer and conveyances of any of the Assets, and shall indemnify and hold ZA harmless from any taxes, expenses, costs (including reasonable attorneys' fees), liabilities and judgments arising from or relating to any failure of Envirometrics to pay such taxes when due.


                                       VI.
                                Business Transfer

A. Envirometrics and ZA agree upon the text of a letter in the form attached hereto as Exhibit E. Said Letters from Envirometrics shall be addressed to each of Envirometrics customers which purchased products of the business ("Customers"). These letters shall be sent to customers on, or before November 29, 1997.

B. Neither ZA nor Envirometrics shall issue any press release or make any public statement regarding the terms of this Agreement without the consent of the other, which shall not be reasonably withheld, except where a press release or public statement is required by any law or regulation.


                                      VII.
                                 Indemnification

A. EVRM and Envirometrics shall release, defend, indemnify and hold harmless ZA, its officers, directors and employees, from and against all expenses, costs, liabilities and judgments (including reasonable attorneys' fees) arising from or relating to claims relating to Envirometrics' operation of the Business, including, but not limited to claims by purchasers, alleged owners or users of products of the Business for bodily injury, death, physical or property damage, infringement of intellectual property rights, loss of wages or other damages or claims allegedly resulting from in whole or in part a defect in products designed or manufactured or sold by Envirometrics prior to the Closing Date and claims resulting from or based upon any breach by Envirometrics of any of its representations, covenants, warranties or agreements contained in this Agreement.

B. ZA shall release, defend, indemnify and hold harmless Envirometrics, its officers, directors and employees, from claims solely relating to ZA's use of the technology and/or the ACT Monitoring Card name or mark on products manufactured by ZA after the Closing Date or based upon any breach by ZA of any of its representations, covenants, warranties or agreements contained in this Agreement.

C. The parties' obligations hereunder shall survive the Closing.



                                       IX.
                         Further Assurances and Actions

Subject to the provisions of this Agreement, EV and Envirometrics will execute all documents and take all such further actions as ZA shall reasonably request, and ZA will execute all documents and take all such actions as Envirometrics may reasonably request, prior to, at or after the Closing Date in order to consummate the transactions provided herein and to accomplish the purposes of this Agreement.




                                       X.
                                   No Brokers

Envirometrics represents and warrants to ZA and ZA represents and warrants to Envirometrics that all negotiations relative to this Agreement have been carried on by it or its representatives directly with the other without the intervention of any person in their behalf and that no broker brought about this Agreement on their behalf.


                                       XI.
                        Non-Competition/Non-Solicitation


EV and Envirometrics, individually and collectively, and expressly including any agent, employee, officer, parent or subsidiary, branch, division or affiliate, agree that for a period of three years following the date of Closing, they will not:

     (a) of their own right or in concert with any other person, corporation or business entity, knowingly, for themselves or for any person, corporation or business entity, call upon, solicit, divert or take away, or attempt to solicit, divert or take away any of the Customers;

     (b) of their own right or in concert with any person, corporation or other business entity, knowingly engage, for themselves or on account of or as an agent or servant of another, directly or indirectly, in the business of distributing, wholesaling, selling or marketing of Assets to Customers or in the marketing or selling of products to Customers designed to compete with the Assets; and

     (c) of their own right or in concert with any other person, corporation or business entity, knowingly, for themselves or for any person, corporation or business entity, will not directly or indirectly, in the United States and Canada, engage in any business or related activities which is the same or similar to the Business or which designs, manufactures, markets, distributes or sells goods or services the same as or similar to the Business, the Assets or any component thereof.

The parties acknowledge that the giving of the foregoing restrictions and covenants to ZA were a condition upon which ZA entered into the transactions contemplated hereby and that the limitations of this section have been carefully considered by the parties and are deemed to be reasonable and necessary to protect the value of the Assets and that EV and Envirometrics are entering into the foregoing without duress.

In the event of a breach or threatened breach of any of EV or Envirometrics' foregoing obligations, ZA shall be entitled to temporary or permanent injunctive relief, in addition to whatever other legal or equitable relief may be available to it. EV and Envirometrics further acknowledge that in the event of a breach or threatened breach of the foregoing, ZA has no adequate remedy at law and that any monetary damages which may result as a consequence of its breach or threatened breach may be difficult or impossible to measure. EV and Envirometrics hereby waive and agree not to assert, now or in the future, the claim or defense that a remedy at law exists and is adequate.

                                      XII.
                 Conditions Precedent to Obligations of Parties

A. The obligation of ZA to purchase the assets is subject to the fulfillment on or prior to the Closing Date as the case may be of each of the following conditions:

(1) Envirometrics shall have complied in all material respects with all of its agreements and convenants contained herein to be performed as of the time of Closing including those under the Release and all of the representations contained herein shall be true and accurate in all material respects on, as of, and after the Closing Date.

(2) No order of any court or governmental regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing Date, and no suit, proceeding, or investigation by a government agency or third party to enjoin the transaction contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened as of the Closing Date.

B. The obligation of Envirometrics to execute and deliver the Bill of Sale and the other documents required to be provided hereunder, attached hereto as Exhibit C, is subject to:

(1) ZA shall have complied in all material respects with all of its agreements and covenants contained herein to be performed as of the time of Closing and all of the representations contained herein shall be true and accurate in all material respects on, as of, and after the Closing Date.

(2) No order of any court or governmental regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing Date and no suits proceeding, or investigation by a government agency or third party to enjoin the transaction contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened as of the Closing Date.



                                      XIII.
                                     Notices

All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, by registered or certified mail, postage prepaid to the following addresses:



         If to Envirometrics:   Envirometrics Products Company
                                9229 University Boulevard
                                Charleston, SC  29406
                                Attn:  Walter H. "Skip" Elliott, III, President

         If to ZA:              Zellweger Analytics, Inc.
                                405 Barclay Boulevard
                                Lincolnshire, Illinois  60069
                                Attn:  Jon McAlear, President and CEO

or at such other addresses as each such party may furnish to the other parties in writing.

                                      XIV.
                                  Choice of Law

This Agreement shall be governed by and construed in accordance with the laws of the state of Illinois, without regard to its conflicts of law principles.

                                       XV.
                                Entire Agreement

This instrument and other documents referenced herein constitutes the entire understanding between Envirometrics and ZA with respect to the Business and as such supersedes all prior representations, agreements and understandings between them with respect to such subject matter. This Agreement or any term hereof may be changed, waived, discharged or terminated only in writing executed by the duly authorized officers of EV and Envirometrics and ZA, which writing shall indemnify this Agreement and shall express the plan or intention to modify, waive or terminate it.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date hereof.

                               ENVIROMETRICS PRODUCTS COMPANY


                               ------------------------------------------------
                               By:  Walter H. Elliott, III
                               President

                               ZELLWEGER ANALYTICS, INC.


                               ------------------------------------------------
                               By:  Jon McAlear
                               President and CEO


                                  BILL OF SALE

                                    EXHIBIT C

FOR VALUE RECEIVED, ENVIROMETRICS PRODUCTS COMPANY, a South Carolina Corporation (hereinafter called "Seller") has bargained, sold, conveyed, assigned and delivered unto ZELLWEGER ANALYTICS, INC., a Texas Corporation (hereinafter called "Purchaser"), pursuant to an Asset Purchase Agreement between the parties dated November 14, 1997 (the "Agreement"), all of the assets rights and properties listed and described in Exhibit A, attached hereto and expressly incorporated herein by reference (hereinafter called the "Assets").

TO HAVE AND TO HOLD all and singular the above-described Assets, and all title thereto and interest therein, unto Purchaser, its successors and assigns, to its own use and behoove forever.

Seller warrants and represents to, and covenants and agrees with Purchaser, that Seller is the lawful owner of all of said Assets; that Seller has the right to sell, convey, assign and deliver the same unto Purchaser as herein provided; that the purchase price for the Assets has been fully paid; that there are no liens or encumbrances whatsoever affecting the Assets.

The undersigned represents and warrants that he has all necessary and requisite power and authority to execute the within Bill of Sale on behalf of the Seller.

IN WITNESS WHEREOF, Seller has set its hand and seal this November 18, 1997.


                                 ENVIROMETRICS PRODUCTS COMPANY


                                 ----------------------------------------------
                                 By:  Walter H. Elliott, III
                                 President

STATE OF SOUTH CAROLINA
COUNTY OF CHARLESTON

Subscribed and sworn to before me this 18th date of November, 1997 by Walter H. Elliott, III as the voluntary act and deed of Envirometrics Products Company, duly authorized.


                                  ----------------------------------------------
                                  Notary Public
                                  My Commission Expires :___________________

                                    Exhibit A
                                (To Bill of Sale)

                                   ASSET LIST


(1) The ACT Monitoring Card Technology (ACT Card), defined as a direct read colormetric passive air monitor that measures the airborne concentration of certain chemicals, by changes in the color of proprietary chromophores. Said changes are identified either Qualitatively by visually comparing the chromophore to a printed standard or Quantitatively using an Electronic Reader.

(2) Formulations for all ACT Monitoring Cards.

(3) The ACT Monitoring Card System, ACT and design, ACT Monitoring Card, Air-Chem Technologies and ACT Card.

(4) Bills of materials, drawings, formulations and manufacturing procedures for badges.

(5) Customer List(s).